UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 East Belleview Avenue
Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 866 405-5012

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

The Western Union Company (the “Company”) will hold a meeting with investors today, November 6, 2025, at 1:00 p.m. Eastern Time (the “Investor Meeting”). During the Investor Meeting, Devin McGranahan, President and Chief Executive Officer, and other members of the Company’s executive leadership team will provide an update on the Company’s long-term strategy followed by a question-and-answer session.

On November 6, 2025, the Company issued a press release relating to the Investor Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The Company will also make available a copy of its Investor Meeting presentation on its investor relations website at https://ir.westernunion.com/investor-relations/events-and-presentations/events-calendar/event-details/2025/Western-Union-2025-Investor-Day.

Information regarding access to the Investor Meeting by webcast can be found on the Company’s website at www.westernunion.com under Investor Relations.

The information furnished under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by The Western Union Company on November 6, 2025.
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2025	THE WESTERN UNION COMPANY
	By:	/s/ Benjamin C. Adams
	Name:	Benjamin C. Adams
	Title:	Executive Vice President, Chief Legal Officer